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                                                                    Exhibit 32.1


                                 CERTIFICATIONS
                 Pursuant to 18 United States Code Section 1350

The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q for the quarter ended August 31, 2003 of GenCorp Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in such report. The foregoing certification is being furnished solely pursuant to 18 United States Code Section 1350.

                                /s/ Terry L. Hall
                                ---------------------------------------------
                                Name:   Terry L. Hall
                                Title:  President and Chief Executive Officer
                                Date:   October 15, 2003



The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q for the quarter ended August 31, 2003 of GenCorp Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in such report. The foregoing certification is being furnished solely pursuant to 18 United States Code Section 1350.

                                /s/ Yasmin R. Seyal
                                ---------------------------------------------
                                Name:   Yasmin R. Seyal
                                Title:  Senior Vice President, Chief Financial
                                        Officer and Principal Accounting Officer
                                Date:   October 15, 2003